Morgan Stanley New York Tax-Free Income Fund
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002

Security  Date     Price    Shares   %of     Total       Purcha  Broker
          of       Of       Purchas  Assets  Issued      sed
          Purcha   Shares   ed                           By
          se                                             Fund

Metropoli 08/07/   $102.46  5,000,0  3.58%   $1,246,870  0.40%   Bear
tan Trans 02                00               ,000                Stearn
Auth, NY,                                                        s;
Ser 2002                                                         Merril
A (FSA)                                                          l
                                                                 Lynch;
                                                                 First
                                                                 Albany
                                                                 Corpor
                                                                 ation;
                                                                 JPMorg
                                                                 an;
                                                                 Lehman
                                                                 Bros.;
                                                                 Salomo
                                                                 n
                                                                 Smith
                                                                 Barney
                                                                 ; UBS
                                                                 Paine
                                                                 Webber
                                                                 ; ABN
                                                                 AMRO
                                                                 Financ
                                                                 ial
                                                                 Svcs;
                                                                 Advest
                                                                 /Leben
                                                                 thal;
                                                                 CIBC
                                                                 World
                                                                 Mkts;
                                                                 Commer
                                                                 ce
                                                                 Capita
                                                                 l
                                                                 Mkts;
                                                                 Fahnes
                                                                 tock;
                                                                 Jackso
                                                                 n
                                                                 Secs;
                                                                 Quick
                                                                 &
                                                                 Reilly
                                                                 ;
                                                                 Ramire
                                                                 z &
                                                                 Co.;
                                                                 Raymon
                                                                 d
                                                                 James;
                                                                 RBC
                                                                 Dain
                                                                 Rausch
                                                                 er;
                                                                 Roosev
                                                                 elt &
                                                                 Cross;
                                                                 Sieber
                                                                 t
                                                                 Brandf
                                                                 ord
                                                                 Shank;
                                                                 Wachov
                                                                 ia
                                                                 Bank,
                                                                 Nat'l
                                                                 Assoc

Empire    12/06/   $106.78  2,000,0  1.38%   $363,065,0  0.55%   First
State Sev 02                00               00                  Albany
Corp,                                                            Corp;
Income                                                           Merril
Tax Ser                                                          l
2002 C-1                                                         Lynch;
(FGIC)                                                           Bear,
                                                                 Stearn
                                                                 s;
                                                                 Goldma
                                                                 n,
                                                                 Sachs;
                                                                 Salomo
                                                                 n
                                                                 Smith
                                                                 Barney
                                                                 ; UBS
                                                                 Paine
                                                                 Webber
                                                                 ;
                                                                 Lehman
                                                                 Bros;
                                                                 JPMorg
                                                                 an;
                                                                 M.R.
                                                                 Beal &
                                                                 Co;
                                                                 CIBC
                                                                 World
                                                                 Mkts;
                                                                 Raymon
                                                                 d
                                                                 James;
                                                                 Ramire
                                                                 z &
                                                                 Co;
                                                                 Roosev
                                                                 elt &
                                                                 Cross;
                                                                 Advest
                                                                 ; A.G.
                                                                 Edward
                                                                 s;
                                                                 Jackso
                                                                 n
                                                                 Secs;
                                                                 Quick
                                                                 &
                                                                 Reilly
                                                                 ;
                                                                 Sieber
                                                                 t
                                                                 Brandf
                                                                 ord
                                                                 Shank